Exhibit 99.7

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

J.P. Morgan Acceptance Corporation II
383 Madison Avenue, 31st Floor
New York, New York 10179

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by J.P. Morgan Acceptance Corporation II (the “Company”) and J.P. Morgan Securities LLC (together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of mortgage loans in connection with the proposed offering of J.P. Morgan Mortgage Trust 2018-7FRB, Mortgage Pass-Through Certificates, Series 2018-7FRB.

The information set forth on the Statistical Loan File (as defined below) is the responsibility of the Company. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On May 22, 2018, representatives of the Company provided us with a mortgage loan listing with respect to 589 mortgage loans (the “Mortgage Loan Listing”).  At your instruction, we randomly selected 123 mortgage loans (the “Selected Loans”) from the Mortgage Loan Listing.

Additionally, on May 29, 2018, representatives of the Company provided us with a computer generated mortgage loan data file and related record layout (the “Statistical Loan File”) containing data with respect to 578 mortgage loans, including 121 of the 123 Selected Loans.  The remaining 121 Selected Loans are collectively and hereinafter referred to as the “Sample Loans.”

At your instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the mortgage loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.
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Characteristics
1.      Loan number (for control purposes only)
2.      Origination date
3.      Loan type (fixed or adjustable)
4.      Balloon indicator (yes/no)
5.      Negative amortization indicator (yes/no)
6.      Original principal balance
7.      Interest rate
8.      First payment date
9.      Original term to maturity
10.      Property city
11.      Property state
12.      Property zip code
13.      Prepayment penalty term (if applicable)
14.      Interest only term (if applicable)
15.      Occupancy status
16.      Self-employment flag
17.      Property type
18.      Appraisal report date
19.      Appraised value
20.      Loan purpose
21.      Sales price (if applicable)
22.      Borrower Score 1
23.      Borrower Score 2 (if applicable)

24.      Borrower Score 3 (if applicable)
25.      Co-Borrower Score 1 (if applicable)
26.      Co-Borrower Score 2 (if applicable)
27.      Co-Borrower Score 3 (if applicable)
28.      Current qualifying credit score
29.      Lien position
30.      Junior lien balance (if applicable)
31.      Primary mortgage insurance company (if applicable)
32.      Primary mortgage insurance level (if applicable)
33.      Original loan-to-value ratio
34.      Combined loan-to-value ratio
35.      Pledged collateral amount (if applicable)
36.      Modification indicator (yes or no)
37.      Modification date*
38.      Index description
39.      Gross margin
40.      Maximum interest rate
41.      Minimum interest rate
42.      Initial periodic rate cap (change up)
43.      Initial periodic rate cap (change down)
44.      Subsequent periodic rate cap
45.      Lookback days
46.      Initial fixed period

*For modified loans only

We compared Characteristic 2. to the corresponding information set forth on or derived from the respective Adjustable Rate Note (the “Note”); Characteristics 3. through 12. and Characteristics 38 through 46  to the Note or the “Modification Agreement” (if applicable); Characteristic 13. to the Note or Prepayment Penalty Rider (collectively, the “Prepayment Penalty Rider”); Characteristic 14. to the Note or Interest Only Addendum (collectively, the “Interest Only Addendum”); Characteristics 15. and 16. to the Residential Loan Application or Uniform Underwriting and Transmittal Summary (collectively, the “Application”); Characteristics 17. through 19. to the Uniform Residential Appraisal Report (the “Appraisal Report”); Characteristic 20. (for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File indicated a “first time home purchase,” “other-than-first-time home purchase” or “construction to permanent”) to the Application and Settlement Statement or Closing Disclosure (collectively, the “Settlement Statement”); Characteristic 21. (for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File indicated a “first time home purchase” or “other-than-first-time home purchase”) to the Settlement Statement; Characteristics 22. through 27. to the “Credit Report”; Characteristic 28. to a query (the “Current Qualifying Credit Score Query”), provided to us on May 31, 2018 by representatives of the Company; Characteristics 29. and 30. to the Junior Lien Note, Settlement Statement, Uniform Underwriting and Transmittal Summary, Subordination Agreement, Title Report or Loan Approval Summary (collectively, the “Lien Summary”); Characteristics 31. and 32. to the Uniform Underwriting and Transmittal Summary or Primary Mortgage Insurance Certificate (collectively, the “PMI Certificate”); Characteristic 35. to the “Pledged Collateral Agreement”; and Characteristics 36. and 37. to the the Modification Agreement, if applicable.

Further, with respect to Characteristic 20., for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File indicated a “Cash Out: Other/Multipurpose/Unknown purpose,” “Cash Out: Home Improvement/Renovation,” “Cash Out: Debt Consolidation—Proceeds used to pay off existing loans other than loans secured by real estate,” “Rate/Term Refinance - Borrower Initiated” or “Limited Cash-Out,” we (i) observed that there is no “sales price” indicated on the Settlement Statement and (ii) recalculated the “Amount to the Borrower”

as the difference between (a) the original principal balance (as set forth on the Note) and (b) the sum of (1) the unpaid principal balance of the refinanced first mortgage loan, (2) the unpaid principal balance of any “secondary financing” relating to the subject property and (3) settlement charges relating to the subject mortgage loan (each as set forth on the Settlement Statement). At the Company’s instruction, we assumed that the loan purpose is (a) a “cash-out refinance” if the Amount to the Borrower was greater than or equal to the greater of (i) $2,000 or (ii) 2% of the original principal balance (as set forth on the Note) and (b) a “rate and term refinance” to the extent that it was not.

With respect to Characteristic 33., we recomputed the original loan-to-value ratio by dividing (a) the original principal balance (as set forth on the Note) by either (b) in the case of a “first time home purchase” or “other-than-first-time home purchase” (as determined from the Application), the lesser of (i) the appraised value (as set forth on or derived from the Appraisal Report) and (ii) sales price (as set forth on the Settlement Statement) or (c) in the case of a “rate and term refinance,” “cash-out refinance” or “construction to permanent” (as determined above or from the Application), the appraised value (as set forth on or derived from the Appraisal Report).

With respect to Characteristic 34., we recomputed the combined loan-to-value ratio by dividing (a) the sum of (i) the original principal balance (as set forth on the Note) and (ii) the senior or junior lien balance, if any, (as set forth on the Lien Summary) by either (b) in the case of a “first time home purchase” or “other-than-first-time home purchase” (as determined from the Application), the lesser of (x) the appraised value (as set forth on or derived from the Appraisal Report) and (y) the sales price (as set forth on the Settlement Statement) or (c) in the case of a “rate and term refinance,” “cash-out refinance” or “construction to permanent” (as determined above or from the Application), the appraised value (as set forth on or derived from the Appraisal Report).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristic 2., differences of thirty days or less are deemed to be “in agreement;”

•
with respect to Characteristic 17., a property type indicated on the Statistical Loan File as “Condo, High Rise (5+ stories)” or “Condo, Low Rise (4 or fewer stories)” and “Condominium” (as indicated on the Appraisal Report) are deemed to be “in agreement;”

•
with respect to Characteristic 17., a “planned unit development” property with HOA fees of less than $100 a month (as set forth on the Appraisal Report) is deemed to be a “single family detached (non-PUD)” property;

•
with respect to Characteristics 17., 18. and 19. and for the recalculations of Characteristics 33. and 34., for those Sample Loans for which the Company provided us with two or more Appraisal Reports, we were instructed by the Company to use the Appraisal Report with the most recent appraisal date, except for those Sample Loans where each such Appraisal Report indicated an appraisal date less than 30 days from the origination date (as set forth on the Note), we were instructed by the Company to use the Appraisal Report with the lowest appraised value;

•
with respect to Characteristic 19. and for recalculations of Characteristics 33. and 34., for those Sample Loans for which the Company provided us with an Appraisal Report with a prior purchase date (as set forth on the Appraisal Report) within 6 months of the origination date (as set forth on the Note), we were instructed to use the lesser of (a) the appraised value (as set forth on the Appraisal Report) or (b) the prior sales price (as set forth on the Appraisal Report);

•
with respect to Characteristic 20., a loan purpose indicated on the Statistical Loan File as (i)  “Cash Out: Other/Multipurpose/Unknown purpose,” “Cash Out: Home Improvement/Renovation” or “Cash Out: Debt Consolidation—Proceeds used to pay off existing loans other than loans secured by real estate” and “cash-out refinance” (as determined herein) are deemed to be “in agreement” and (ii) “Rate/Term Refinance - Borrower Initiated” or “Limited Cash-Out” and “rate and term refinance” (as determined herein) are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 30., differences of $100 or less are deemed to be “in agreement;”

•
with respect to Characteristic 33., differences of 1.0% or less are deemed to be “in agreement,” except to the extent that the Statistical Loan File identified an original loan-to-value ratio less than or equal to 80% and our recomputed original loan-to-value ratio was greater than 80%; and

•
with respect to Characteristic 34., differences of 1.0% or less are deemed to be “in agreement,” except to the extent that the Statistical Loan File identified a combined loan-to-value ratio less than or equal to 100% and our recomputed combined loan-to-value ratio was greater than 100%.

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A.  Supplemental information is contained on Appendix B and Appendix C.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgage loans or (iii) reasonableness of any of the aforementioned information, assumptions or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 13, 2018

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 13, 2018.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Four differences in prepayment penalty term.
2	One difference in Borrower Score 1.
3	Three differences in Borrower Score 2.
4	Four differences in Borrower Score 3.
5	One difference in Co-Borrower Score 1.
6	One difference in Co-Borrower Score 2.
7	One difference in Co-Borrower Score 3.
8	One difference in combined loan-to-value ratio.
9	Three differences in Initial periodic rate cap (change down).
10	One difference in minimum interest rate
11	Two differences in subsequent periodic rate cap.
12	Unable to verify the Co-Borrower Score 1 for one Sample Loan.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 13, 2018

Supplemental Information Related to the Findings Set Forth on Appendix A
Exception Description Number	Sample Loan Number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Loan Documents

1	300041222	Prepayment Penalty Term	Not applicable	48 months
1	300760005	Prepayment Penalty Term	Not applicable	36 months
1	300759990	Prepayment Penalty Term	Not applicable	36 months
1	300041512	Prepayment Penalty Term	Not applicable	48 months
2	300041448	Borrower score 1	772	785
3	300041448	Borrower score 2	806	782
3	300759996	Borrower score 2	810	820
3	300759986	Borrower score 2	782	780
4	300760124	Borrower score 3	772	777
4	300041448	Borrower score 3	807	771
4	300759996	Borrower score 3	790	792
4	300759986	Borrower score 3	785	755
5	300760214	Co-borrower score 1	682	692
6	300759986	Co-borrower score 2	763	782
7	300759986	Co-borrower score 3	780	785
8	300760124	Combined Loan-to-Value ratio	52%	60%
9	106271921	Initial periodic rate cap (change down)	3.65%	2.20%
9	300760027	Initial periodic rate cap (change down)	0.75%	0.00%
9	300760000	Initial periodic rate cap (change down)	0.75%	0.00%
10	300041222	Minimum interest rate	1.45%	2.25%
11	300760388	Subsequent periodic rate cap	7.95%	8.95%
11	106271921	Subsequent periodic rate cap	8.65%	7.20%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 13, 2018.

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we were unable to verify the Co-Borrower Score 1 for the following Sample Loan:

Exception Description Number	Sample Loan number	Item not verified

12	300759986	Co-Borrower Score 1

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.